CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report of Gulf Coast Oil & Gas, Inc. (the "Company") on Form 10-QSB for the quarterly period ending September 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Rahim Rayani, Chief Executive Officer, President and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  November 19, 2007
                                              /s/ Rahim Rayani
                                              ----------------
                                              Rahim Rayani
                                              Chief Executive Officer
                                              and President
                                              Chief Financial Officer